Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT TO LIMITED GUARANTY

January 22, 2013

Wells Fargo Bank, National Association

One Boston Place, 18th Floor

Boston, MA 02108

Attention: Joseph Burt

Re:	Limited Guaranty of American Greetings Corporation (the “Guarantor”) in favor of Wells Fargo Bank, National Association, as successor by merger to Wells Fargo Retail Finance, LLC (the “Agent”) for the benefit of Wells Fargo Bank, National Association and Wells Fargo Foothill Canada, ULC (each a “Lender” and collectively, the “Lenders”)

Ladies and Gentlemen:

Reference is made to that certain Limited Guaranty dated as of April 17, 2009 by the Guarantor in favor of the Agent for the benefit of the Lenders (the “Guaranty” and as supplemented by this First Amendment to Limited Guaranty and as it may be further supplemented, modified or amended, the “Guaranty”). Capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Guaranty.

On the date hereof, the Agent, Lenders and Borrowers (as defined in the Guaranty) are entering into a Third Amendment to the First Amended and Restated Loan and Security Agreement. In connection therewith, the Guarantor, Agent and Lenders each desire to amend the terms of the Guaranty. Accordingly, in consideration of the mutual covenants and agreements set forth in the Guaranty and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor, the Agent and the Lenders hereby agree to amend the Guaranty as set forth herein.

1. Amendments.

(a) Guarantor L/C End Date. The definition of “Guarantor L/C End Date” is amended by deleting the reference to “January 1, 2014” contained in clause (B) and replacing it with a reference to “July 18, 2016”.

(b) Maximum Guaranty Amount. The definition of “Maximum Guaranty Amount” is amended and restated in its entirety as follows:

“Maximum Guaranty Amount” means $10,000,000.

(c) Amendments to Loan Documents. Section 25 of the Guaranty is amended by (i) deleting the reference to “January 1, 2014” contained therein and replacing it with a reference to “July 18, 2016” and (ii) deleting the reference to “Section 6.21” contained therein and replacing it with a reference to “Section 6.22”.

(d) Notices. Section 11 of the Guaranty is amended by (i) deleting the reference to “Catherine M. Kilbane, SVP” contained therein and replacing it with a reference to “Office of the

First Amendment to Liquidity Guaranty

General Counsel” and (ii) deleting the reference to “Wells Fargo Retail Finance, LLC” contained therein and replacing it with a reference to “Wells Fargo Bank, N.A.”.

2. Acknowledgement and Consent. Pursuant to Section 25 of the Guaranty, no amendment of certain provisions of the Loan Agreement may be made without the Guarantor’s prior written consent if a condition of such amendment requires the Guarantor L/C to be maintained beyond January 1, 2014. The Guarantor hereby consents to the extension of the Revolving Credit Maturity Date to January 18, 2016 and the extension of the Guarantor L/C End Date to July 18, 2016.

3. All Other Guaranty Provisions Remain In Effect; No Defaults. Unless expressly modified hereby, all other terms and provisions of the Guaranty shall remain in full force and effect and are hereby ratified in all respects. Each of the Guarantor and Lender hereby represent that, to the best of its knowledge, there are no uncured defaults under the Guaranty as of the date hereof.

First Amendment to Liquidity Guaranty

IN WITNESS WHEREOF, Guarantor has executed and delivered this First Amendment to the Guaranty as of the day and year first above written.

ATTEST:		AMERICAN GREETINGS CORPORATION

By:	/s/ Guilherme N. De Mello	By:	/s/ Gregory M. Steinberg
Name:	Guilherme N. De Mello	Name:	Gregory M. Steinberg
		Title:	Treasurer and Executive Director of Investor Relations

First Amendment to Liquidity Guaranty

ACKNOWLEDGED:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent and as a Lender

By:	/s/ Joseph Burt
Name:	Joseph Burt
Title:	Director

WELLS FARGO FOOTHILL CANADA, ULC, as Lender

By:	/s/ Domenic Cosentino
Name:	Domenic Cosentino
Title:	Vice President Wells Fargo Foothill Canada ULC

First Amendment to Liquidity Guaranty